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                                                                   EXHIBIT 10.31

                                                                  CONFORMED COPY


                       LIMITED LIABILITY COMPANY INTEREST
                               PURCHASE AGREEMENT

         THIS LIMITED LIABILITY COMPANY INTEREST PURCHASE AGREEMENT, dated as of November 30, 2000 (this "Agreement"), is made among JV INVESTOR, LLC, a Delaware limited liability company ("Original Investor"), HEALTHTRUST, INC.-THE HOSPITAL COMPANY, a Delaware corporation ("HTI"), and each of the investors listed on
Schedule I hereto (collectively, the "Investors").

                                    RECITALS

         WHEREAS, each of Original Investor and HealthTrust MOB, LLC, a Delaware limited liability company ("HTI Sub"), has contributed certain real property assets to the capital of Medcap Properties, LLC, a Delaware limited liability company (the "Company"), as described more completely in a Contribution and Sale Agreement, dated as of July 1, 2000, among Original Investor, HTI Sub, the Company, HTI and HCA-The Healthcare Company, a Delaware corporation ("HCA") (as amended, modified or supplemented from time to time, the "Original Contribution Agreement"); and

         WHEREAS, in exchange for the capital contribution made by Original Investor and pursuant to a Limited Liability Company Agreement, dated as of May 8, 2000, among Original Investor, HTI Sub and the other parties named therein (the "Original Operating Agreement"; as amended and restated as of the date hereof as described below, and as further amended, modified, supplemented or restated from time to time, the "Operating Agreement"), the Company issued to Original Investor 52,989 of its Class A Units (as defined in the Operating Agreement); and

         WHEREAS, the Investors desire to purchase from Original Investor, and Original Investor desires to sell to the Investors, an aggregate of 51,336 of the Class A Units, on the terms and subject to the conditions set forth herein; and

         WHEREAS, concurrently with the execution of this Agreement, Original Investor, HTI Sub, the Investors and certain other parties will enter into an Amended and Restated Operating Agreement, dated as of the date hereof, which amends and restates the Original Operating Agreement in its entirety and provides for the admission of the Investors as members of the Company, all as more completely set forth therein.

         NOW, THEREFORE, in consideration of the foregoing and the covenants, agreements, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


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                                   ARTICLE I

                                  DEFINED TERMS

         1.1 Defined Terms. Capitalized terms used and not otherwise defined in this Agreement have the meanings given to them in the Operating Agreement. In addition, the following capitalized terms have the meanings set forth below:

         "Class A Units" has the meaning given to it in the recitals to this Agreement.

         "Closing" has the meaning given to it in Section 2.2.

         "Closing Date" has the meaning given to it in Section 2.2.

         "Company" has the meaning given to it in the introductory paragraph of this Agreement.

         "Fundamental Representations" has the meaning given to it in Section
6.1.

         "GECC Loan Agreement" means the Loan Agreement, dated as of July 17, 2000, between General Electric Capital Corporation, as lender, and the Subsidiaries of the Company named therein, as borrowers, as amended, modified, supplemented or restated from time to time.

         "Governmental Authority" has the meaning given to it in the Original Contribution Agreement.

         "HCA" has the meaning given to it in the recitals to this Agreement.

         "HTI Sub" has the meaning given to it in the recitals to this Agreement.

         "Indemnified Party" has the meaning given to it in Section 6.4(a).

         "Indemnifying Party" has the meaning given to it in Section 6.4(a).

         "Investment Documents" means, collectively, this Agreement, the Registration Rights Agreement, the Operating Agreement, and all other documents and instruments executed and certificates delivered, in each case, by or on behalf of the Company, HTI, Original Investor or any Investor in connection with the transactions contemplated by this Agreement.

         "Investors" has the meaning given to it in the introductory paragraph of this Agreement.

         "Lien" means any security interest, lien, pledge, claim, charge, escrow, encumbrance, option, right of first offer, right of first refusal, preemptive right, mortgage, indenture, security agreement or other similar agreement, arrangement, contract, commitment, understanding or obligation.

         "Material Adverse Effect" means a material adverse effect on (i) the business, condition (financial or otherwise), operations, business or assets of the Company and its Subsidiaries, taken as a whole, or (ii) the ability of Original Investor, HTI or the Company to perform its obligations under this Agreement or any of the other Investment Documents to which it is a party.



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         "Operating Agreement" has the meaning given to it in the recitals to this Agreement.

         "Original Closing Date" mean the Closing Date (as defined in the Original Contribution Agreement).

         "Original Contribution Agreement" has the meaning given to it in the recitals to this Agreement.

         "Original Investor" has the meaning given to it in the introductory paragraph of this Agreement.

         "Purchased Units" has the meaning given to it in Section 2.1.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, among the Company and the Investors, as amended, modified, supplemented or restated from time to time.

         "Requirement of Law" means, with respect to any Person, any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Subsidiaries" has the meaning given to it in Section 3.5.

         "Texas L.P." means Medical Office Buildings of Texas, L.P., a Delaware limited partnership.

         "Transaction Documents" means, collectively, the Original Contribution Agreement, the Operations and Support Agreements, the Development and Non-Compete Agreement, the Capital Improvement Fund Agreement, the Management Agreement and the Investment Documents.

                                   ARTICLE II

                           PURCHASE AND SALE OF UNITS

         2.1 Purchase and Sale of Class A Units. On the terms and subject to the conditions set forth herein, Original Investor agrees to sell to each Investor, and each Investor agrees to purchase from Original Investor, at the Closing, that number of Class A Units set forth opposite such Investor's name on Schedule I for the purchase price set forth opposite such Investor's name on Schedule I (all of the Class A Units being purchased pursuant to this Agreement, collectively, the "Purchased Units").



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         2.2 Closing. The closing (the "Closing") of the purchase and sale of the Purchased Units and the consummation of the related transactions contemplated hereby shall, subject to the satisfaction or waiver of the applicable conditions set forth in Article V, take place at the offices of Waller Lansden Dortch & Davis, 511 Union Street, Suite 2100, Nashville, Tennessee, at 10:00 a.m., local time, on November 30, 2000 or at such other place, time and/or date as the parties hereto may agree in writing (the "Closing Date"). At the Closing, each Investor shall deliver to Original Investor the aggregate purchase price for the Purchased Units being purchased by it hereunder, by wire transfer of immediately available funds to an account designated in writing by Original Investor at least one business day prior to the Closing Date. The parties acknowledge that the Company has not issued and does not intend to issue certificates representing the Class A Units and that Original Investor shall not have any obligation to deliver certificates to the Investors at the Closing; provided that Original Investor agrees to deliver such other documents and instruments as any Investor may reasonably request to evidence the Purchased Units being purchased by such Investor hereunder and to give further effect to the transactions contemplated hereby.

                                  ARTICLE III

           REPRESENTATIONS AND WARRANTIES OF ORIGINAL INVESTOR AND HTI

         Original Investor and HTI represent and warrant to the Investors as follows:

         3.1 Organization, Power and Authority. Each of the Company and its Subsidiaries (other than Texas L.P.) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign limited liability company and is in good standing in each jurisdiction where the nature of its business or the ownership of its properties requires it to be so qualified. Texas L.P. is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign limited partnership and is in good standing in each jurisdiction where the nature of its business or the ownership of its properties requires it to be so qualified. Each of the Company and its Subsidiaries has all requisite power and authority to own, lease and operate its properties and to engage in its business as presently conducted and as presently proposed to be conducted, and the Company has all requisite power and authority to execute, deliver and perform this Agreement and each of the other Investment Documents and to consummate the transactions contemplated hereby and thereby. Original Investor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this Agreement and each of the other Investment Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. HTI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this Agreement and each of the other Investment Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.

         3.2 Authorization, Execution and Enforceability. The execution, delivery and performance by the Company of each of the Investment Documents to which it is a party has been authorized by all requisite action on the part of the Company. Each of the Investment



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Documents to which the Company is a party has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms. The execution, delivery and performance by each of Original Investor and HTI of this Agreement and each of the other Investment Documents to which it is a party has been authorized by all requisite action on the part of Original Investor and HTI, respectively. Each of this Agreement and the other Investment Documents to which Original Investor or HTI is a party has been duly and validly executed and delivered by Original Investor and HTI, respectively, and constitutes the legal, valid and binding obligation of Original Investor and HTI, respectively, enforceable against each of them in accordance with its terms.

         3.3 No Violation. The execution, delivery and performance by the Company of each of the Investment Documents to which it is a party, and compliance by it with the terms thereof, do not and will not (i) violate any provision of its certificate of formation or the Operating Agreement, (ii) violate or conflict with any Requirement of Law applicable to the Company or any of its Subsidiaries, or (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under, or result in the creation of any charge, claim, encumbrance or other Lien on any asset or property of the Company or any of its Subsidiaries pursuant to, any agreement, contract, indenture or other instrument to which the Company or any of its Subsidiaries is a party, by which it or any of its Subsidiaries is bound or to which it or any of its Subsidiaries is subject. The execution, delivery and performance by each of Original Investor and HTI of this Agreement and each of the other Investment Documents to which it is a party, and compliance by each of them with the terms hereof and thereof, do not and will not (i) violate any provision of its certificate of formation, operating agreement, certificate of incorporation or bylaws, as applicable, (ii) violate or conflict with any Requirement of Law applicable to it, or (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under, any agreement, contract, indenture or other instrument to which it is a party, by which it is bound or to which it is subject.

         3.4 Governmental Authorization; Third-Party Consents. No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority, third party or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by the Company of each of the Investment Documents to which it is a party or the legality, validity or enforceability thereof, other than the consents and approvals described on Schedule 3.4(a), each of which has been obtained and is in full force and effect. No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority, third party or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by Original Investor or HTI of this Agreement and each of the other Investment Documents to which it is a party or the legality, validity or enforceability hereof or thereof, other than the consents and approvals described on Schedule 3.4(b), each of which has been obtained and is in full force and effect.

         3.5 Subsidiaries. Schedule 3.5 contains a chart showing all of the Subsidiaries of the Company as of the date hereof (collectively, the "Subsidiaries") and, as to each such Subsidiary, the percentage ownership (direct and indirect) of the Company in its membership interests and each direct owner thereof. All of the outstanding membership interests in each Subsidiary are duly authorized, validly issued, fully paid and nonassessable, and there are no warrants, options,



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rights of acquisition or purchase (including preemptive, anti-dilution or similar rights), or rights of conversion, call or exchange, with respect to any membership interests in or equity securities of any Subsidiary or pursuant to which any Subsidiary is or may become obligated to issue any membership interests or equity securities.

         3.6 Capitalization. Exhibit C to the Operating Agreement sets forth, as of the date hereof and after giving effect to the consummation of the transactions contemplated by this Agreement, (i) the number of issued and outstanding Units of each class and (ii) the record owners of all such Units and the number of Units held by each. The Purchased Units have been duly authorized by all requisite action on the part of the Company, are validly issued, fully paid and nonassessable and have been issued in compliance with the registration and qualification requirements of all applicable federal and state securities laws. Except as set forth in (a) the Operating Agreement and the Restricted Equity Interest Agreements between the Company and each member of Management (the "Restricted Equity Interest Agreements"), there are no warrants, options, rights of acquisition or purchase (including preemptive, anti-dilution or similar rights), or rights of conversion, call or exchange, with respect to any membership interests in or equity securities of the Company or pursuant to which the Company is or may become obligated to issue any membership interests or equity securities, (b) the Operating Agreement and the Restricted Equity Interest Agreements, the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its membership interests or equity securities or any interest therein or to make any distribution in respect thereof, and (c) the Registration Rights Agreement, the Operating Agreement and the Restricted Equity Interest Agreements, there is no agreement, restriction or encumbrance (including any right of first refusal, right of first offer, proxy, voting agreement, registration rights agreement, equityholders' agreement or similar agreement) with respect to the purchase, sale or voting of any membership interests in or equity securities of the Company (whether outstanding or issuable upon conversion, exchange or exercise of outstanding securities).

         3.7 Litigation. There are no actions, investigations, suits or proceedings pending or, to the knowledge of Original Investor and HTI, threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting the Company or any of its Subsidiaries or any of their respective properties that would, if adversely determined, be reasonably likely to have a Material Adverse Effect, except as set forth on Schedule 4.13 to the Original Contribution Agreement, or
(ii) with respect to this Agreement, any of the other Investment Documents or any of the transactions contemplated hereby or thereby.

         3.8 Financial Statements. The Company has heretofore furnished to the Investors copies of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of August 31, 2001, and the related statements of income, cash flows and members' equity for the two-month period then ended. Such financial statements have been prepared in accordance with generally accepted accounting principles (subject to the absence of notes required by generally accepted accounting principles and to normal year-end adjustments) and present fairly in all material respects the consolidated financial condition of the Company and its Subsidiaries as of the date thereof and the consolidated results of operations of the Company and its Subsidiaries for the period then ended. Except as fully reflected or reserved against in such financial statements and except as would not be reasonably likely to have a Material Adverse Effect, there



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are no liabilities or obligations with respect to the Company and its
Subsidiaries of any nature whatsoever (whether absolute, contingent or otherwise and whether or not due), other than trade payables incurred in the ordinary course of business.

         3.9 No Material Adverse Change. Since August 31, 2000, there has not been any material adverse change in the business, condition (financial or otherwise), operations, business or assets of the Company and its Subsidiaries, taken as a whole.

         3.10 Compliance with Laws. Each of the Company and its Subsidiaries is in compliance with all applicable Requirements of Law in respect of the conduct of its business and the ownership and operation of its properties, except for
(i) such Requirements of Law the failure to comply with which, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect, and (ii) violations of Requirements of Law existing on the Original Closing Date or resulting from the contribution of assets to the Company pursuant to the Original Contribution Agreement, which violations are described on Schedule 3.10.

         3.11 Employee Benefit Plans. Neither the Company nor any of its Subsidiaries has any obligation or liability (whether actual or contingent, direct or indirect) in respect of any "employee benefit plan" within the meaning of such term under Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended. After giving effect to the transactions contemplated by this Agreement, neither the Company nor any of its Subsidiaries will be a member of a "controlled group of corporations" with, under "common control" with, or a member of the same "affiliated service group" with, any Person other than the Company or any of its Subsidiaries, within the meaning of such terms under Sections 414(b), 414(c) or 414(m) of the Code.

         3.12 Private Offering. The original offering, issuance and sale of the Purchased Units by the Company to Original Investor was exempt from registration under the Securities Act and from the registration and qualification requirements of applicable state securities laws. No form of general solicitation or general advertising was used by the Company or Original Investor or its representatives in connection with the offer or sale of the Purchased Units. Neither the Company nor Original Investor, or anyone acting on behalf of either, has made any offer to sell the Purchased Units in such a manner as to require the registration of the Purchased Units under the Securities Act or the registration and qualification of the Purchased Units under any state securities laws. Assuming the accuracy of the representations and warranties of the Investors set forth in Article IV, the offering and sale of the Purchased Units by Original Investor to the Investors is exempt from registration under the Securities Act and from the registration and qualification requirements of applicable state securities laws.

         3.13 Broker's, Finder's Fees. There are no brokerage fees or commissions, finder's fees or similar fees or commissions payable by the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.

         3.14 GECC Loan Agreement. Each of the representations and warranties contained in Article 6 of the GECC Loan Agreement (other than in Sections 6.1, 6.2, 6.3(1), 6.9, 6.11, 6.12 and 6.13 thereof) is true and correct as of the date hereof as if originally made as of the date hereof; provided that, to the extent that any such representations and warranties are qualified as



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to the knowledge of the Borrowers (as defined in the GECC Loan Agreement), then for purposes of this Section and to such extent, such representations and warranties are made only to the knowledge of Original Investor and HTI.

         3.15 Original Contribution Agreement.

         (a) Except as set forth on Schedule 3.15(a), the transactions contemplated by the Original Contribution Agreement (including the transactions described in Section 3.2 thereof) have been consummated in accordance with the terms of the Original Contribution Agreement, without any amendment or waiver of any material term thereof.

         (b) Except as set forth on Schedule 3.15(b), each of the representations and warranties contained in Article 4 of the Original Contribution Agreement (other than in Sections 4.1, 4.4, 4.5, 4.6, 4.8, 4.12 and
4.21 thereof) is true and correct in all material respects as of the date hereof as if originally made as of the date hereof; provided that, to the extent that any such representations and warranties are qualified as to the knowledge of HTI, then for purposes of this Section and to such extent, such representations and warranties are made only to the knowledge of Original Investor and HTI. Each of the rent rolls dated as of October 31, 2000 (the "Current Rent Rolls") made available to the Investors is true and correct as of October 31, 2000 in all material respects. Except as set forth on the Current Rent Rolls, the Receivables Report dated as of September 30, 2000 attached hereto as Schedule 3.15(c), or Schedules 2.3(d), 2.3(g), 2.3(m) or 4.20(a) of the Original Contribution Agreement, to the knowledge of Original Investor and HTI (i) each Tenant Lease is a valid and subsisting agreement, in full force and effect, in accordance with its terms; (ii) no material default by the landlord thereunder exists and (iii) as of September 30, 2000, no monetary default by a Tenant under its Tenant Lease has occurred or exists that remains uncured.

         (c) The aggregate Closing Costs (as defined in the Original Contribution Agreement) will not exceed $11,500,000.

         3.16 Title to Purchased Units. Original Investor is the sole owner of and has good and valid title to the Purchased Units, and upon consummation of the transactions contemplated by this Agreement, Original Investor will have transferred to each Investor, and each Investor will have acquired from Original Investor, good and valid title to the Purchased Units being purchased by it, in each case free and clear of all Liens of any nature whatsoever.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

         Each Investor represents and warrants to Original Investor as to itself severally, and not jointly as to any other Investor, as follows:

         4.1 Organization, Power and Authority. Such Investor (if it is a Person other than an individual) is duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation and has all requisite power and authority to execute, deliver and perform this Agreement and the other Investment Documents to which it is a



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party and to consummate the transactions contemplated hereby and thereby. Such
Investor (if he is an individual) has the power and capacity to execute, deliver and perform this Agreement and the other Investment Documents to which he is a party and to consummate the transactions contemplated hereby and thereby.

         4.2 Authorization, Execution and Enforceability. The execution, delivery and performance by such Investor of this Agreement and the other Investment Documents to which it is a party has been authorized by all requisite action on its part. Each of this Agreement and the other Investment Documents to which such Investor is a party has been duly and validly executed and delivered by such Investor and constitutes the legal, valid and binding obligation of such Investor, enforceable against it in accordance with its terms.

         4.3 Investment Representations. Solely for purposes of establishing that the offering and sale of Purchased Units to such Investor is exempt from the registration requirements of the Securities Act and comparable provisions of applicable state securities laws and not in any way to mitigate the responsibility or liability of HTI or Original Investor for any breach of the representations and warranties made by it in this Agreement, on which such Investor is relying in connection with its decision to invest in the Company:

         (a) Such Investor is acquiring the Purchased Units hereunder for its own account, for investment and not with a view to the distribution thereof in violation of the Securities Act or applicable state securities laws.

         (b) Such Investor understands that (i) the offering and sale of Purchased Units have not been registered under the Securities Act or applicable state securities laws by reason of their issuance by the Company, and subsequent sale by Original Investor, in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws, and
(ii) the Purchased Units must be held by such Investor indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from registration.

         (c) Such Investor further understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may only afford the basis for sales of Purchased Units acquired hereunder only in limited amounts.

         (d) Such Investor has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

         (e) Such Investor is an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act). The Company has made available to such Investor or its representatives all agreements, documents, records and books that such Investor has requested relating to an investment in the Purchased Units which may be acquired by such Investor hereunder. Such Investor has had an opportunity to ask questions of, and receive answers from, representatives acting on behalf of the Company concerning the terms and conditions of this investment. Such Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of this investment. Such Investor's




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representations in this subsection shall in no way limit the enforceability of any representations made by Original Investor or the Company in any of the Investment Documents.

         (f) The state in which any offer to purchase shares hereunder was made to or accepted by such Investor is the state shown as the Investor's address on
Schedule I.

         (g) Such Investor was not formed for the purpose of investing solely in the Purchased Units that may be acquired hereunder.

                                   ARTICLE V

                              CONDITIONS TO CLOSING

         5.1 Conditions to Obligations of the Investors. The obligation of each Investor to purchase and pay for the Purchased Units being purchased by it hereunder at the Closing is subject to the satisfaction, or waiver by such Investor, of each of the following conditions on or prior to the Closing Date:

         (a) Representations and Warranties; Compliance with this Agreement. The representations and warranties contained in Article III shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (provided, however, that if any portion of any representation or warranty is already qualified by materiality, then for purposes of determining whether this Section 5.1(a) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified shall be true and correct in all respects); each of Original Investor and the Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing Date; and the Investors shall have received a certificate of the president, chief executive officer or chief financial officer of each of Original Investor and the Company to the foregoing effect.

         (b) Consents and Approvals. All consents, approvals, authorizations or other actions by, notices to, or registrations or filings with, Governmental Authorities, third parties or other Persons that are required or desirable as a condition to or otherwise in connection with the execution, delivery and performance of this Agreement and each of the other Investment Documents by the Company, Original Investor or HTI or the legality, validity or enforceability hereof or thereof shall have been obtained and be in full force and effect, and the Investors shall have received copies thereof.

         (c) No Litigation, Proceedings, etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, Governmental Authority or other Person, no order, injunction or decree shall have been entered or enacted by any court or other Governmental Authority, and no condition shall exist under any Requirement of Law, in each case that seeks to or that would enjoin, restrain or prohibit, or impose materially adverse conditions upon, this Agreement or any of the other Transaction Documents, the purchase of the Purchased Units by the Investors hereunder, or any of the transactions




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contemplated hereby or thereby, or that could reasonably be expected to have a
Material Adverse Effect.

         (d) Investment Documents. The Operating Agreement and the Registration Rights Agreement shall have been executed and delivered by all parties thereto other than the Investors.

         (e) Transaction Documents. Any amendments or modifications to or restatements of any of the Transaction Documents (other than the Investment Documents) requested by any of the Investors shall have been executed and delivered by the parties thereto; each Transaction Document (including the Investment Documents) shall be in form and substance satisfactory to the Investors and shall be in full force and effect and enforceable against the parties thereto in accordance with its terms; and each Investor shall have received true, complete and correct copies of the Transaction Documents and such other documents as it shall have reasonably requested in connection with the transactions contemplated hereby.

         (f) Supporting Documents. The Investors shall have received the following:

             (i) a good standing certificate as of a recent date as to each of the Company and Original Investor, from of the Secretary of State of Delaware;

             (ii) a certificate of the secretary or an assistant secretary of the Company, in form and substance reasonably satisfactory to the Investors, dated as of the Closing Date and certifying (A) that attached thereto are true, correct and complete copies of the Certificate of Formation of the Company, as certified by the Secretary of State of Delaware as of a recent date, and the Operating Agreement, each as in effect on the date of such certification, and that each has not been amended except as reflected therein and remains in full force and effect, (B) that attached thereto is a true, correct and complete copy of the resolutions adopted by the Board of Governors of the Company authorizing the execution, delivery and performance of this Agreement and the other Investment Documents, and that such resolutions remain in full force and effect, and (C) as to the incumbency and specimen signature of all officers of the Company executing this Agreement or any of the other Investment Documents or any other document, certificate or instrument furnished pursuant hereto or thereto on behalf of the Company, and attaching all such documents referred to therein; and

             (iii) a certificate of the secretary or an assistant secretary of Original Investor, in form and substance reasonably satisfactory to the Investors, dated as of the Closing Date and certifying (A) that attached thereto are true, correct and complete copies of the Certificate of Formation of Original Investor, as certified by the Secretary of State of Delaware as of a recent date, and its operating agreement (if any), each as in effect on the date of such certification, and that each has not been amended except as reflected therein and remains in full force and effect, (B) that attached thereto is a true, correct and complete copy of the resolutions adopted by the sole member of Original Investor authorizing the execution, delivery and performance of this Agreement and the other Investment Documents to which it is a party and the sale of the Purchased Units to the Investors, and that such resolutions remain in full force and effect, and (C) as to the incumbency and specimen signature of all officers of Original Investor executing this

         Agreement or any of the other Investment Documents to which it is a party or any other document, certificate or instrument furnished pursuant hereto or thereto on behalf of Original Investor, and attaching all such documents referred to therein.

         (g) Opinion of Counsel. Each Investor shall have received an opinion of Waller Lansden Dortch & Davis, PLLC, counsel to the Company, Original Investor and HTI, addressed to the Investors, dated as of the Closing Date and in form and substance reasonably satisfactory to the Investors.

         5.2 Conditions to Obligations of Original Investor. The obligation of Original Investor to sell the Purchased Units to the Investors at the Closing is subject to the satisfaction, or waiver by Original Investor, of each of the following conditions on or prior to the Closing Date:

         (a) Payment for the Purchased Units. Each Investor shall have paid to Original Investor the purchase price for the Purchased Units being purchased by it as set forth on Schedule I.

         (b) Representations and Warranties; Compliance with this Agreement. The representations and warranties of the Investors contained in Article IV shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (provided, however, that if any portion of any representation or warranty is already qualified by materiality, then for purposes of determining whether this Section 5.2(b) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified shall be true and correct in all respects); each Investor shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing Date; and Original Investor shall have received a certificate of an executive officer of each Investor to the foregoing effect (with respect to such Investor only).

         (c) Investment Documents. The Operating Agreement and the Registration Rights Agreement shall have been executed and delivered by the Investors.

         (d) Opinion of Counsel. Original Investor shall have received (i) an opinion of Robinson, Bradshaw & Hinson, P.A., counsel to First Union, and (ii) an opinion of Steven A. Museles, counsel to CapitalSource, each addressed to Original Investor, dated as of the Closing Date and in form and substance reasonably satisfactory to Original Investor.

                                   ARTICLE VI

                                 INDEMNIFICATION

         6.1 Survival of Representations and Warranties. Notwithstanding any investigation made at any time by or on behalf of any party hereto, all representations and warranties contained in this Agreement or made in writing by or on behalf of any party hereto in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the Closing until the second anniversary of the "Closing Date" (as such term is defined in the Original Contribution Agreement); provided, however, that the representations and warranties contained in Sections 3.1, 3.2, 3.6, 3.16, 4.1 and 4.2 (collectively, the "Fundamental Representations") shall survive indefinitely.

         6.2 Indemnification by HTI and Original Investor.

         (a) Subject to the limitations set forth in this Article VI, HTI and Original Investor shall, jointly and severally, indemnify, defend and hold harmless the Investors and their respective Affiliates, officers, directors, managers, stockholders, members, employees, counsel, agents and assigns from and against any and all claims, causes of action, suits, proceedings, demands, judgments, losses, damages, costs, expenses and liabilities whatsoever, including fees and expenses of counsel for investigating or defending any action or threatened action (collectively, "Investor Losses"), arising out of, resulting from or based upon any breach of any representation, warranty, covenant or agreement of Original Investor and/or HTI contained in this Agreement.

         (b) Notwithstanding the foregoing:

             (i) No indemnification shall be required under Section 6.2(a) until the aggregate amount of Investor Losses thereunder exceeds $2,000,000, after which HTI and Original Investor shall be obligated for the full amount of all Investor Losses in excess of $2,000,000; provided, however, that the foregoing limitation shall not apply with respect to
         (A) any breach of any Fundamental Representation, (B) any breach of the representations and warranties contained in Section 3.15(b) (a "Section 3.15(b) Breach"), to the extent the underlying breach of any representation or warranty in the Original Contribution Agreement that gives rise to such Section 3.15(b) Breach existed on the Original Closing Date, or (C) any Investor Losses arising from any claim that is subject to indemnification pursuant to Section 12.2(iii), 12.2(iv) or 12.2(v) of the Original Contribution Agreement; and

             (ii) With respect to any Investor Losses arising out of, resulting from or based upon a Section 3.15(b) Breach (including, for purposes of this clause (ii), any Section 3.15(b) Breach that also constitutes a breach of any of the representations and warranties contained in
         Section 3.7), the indemnification obligations of HTI and Original Investor under Section 6.2(a) shall be limited to an amount equal to the indemnification obligations of HTI under Article 12 of the Original Contribution Agreement in respect of the breach by HTI of the representation or warranty in the Original Contribution Agreement underlying such Section 3.15(b) Breach; provided that the preceding limitation shall not apply to any such Section 3.15(b) Breach to the extent the underlying breach of any representation or warranty in the Original Contribution Agreement that gives rise to such Section 3.15(b) Breach did not exist on the Original Closing Date.

         6.3 Indemnification by Investors.

         (a) Subject to the limitations set forth in this Article VI, each Investor shall, severally as to itself only and not as to any other Investor, indemnify, defend and hold harmless the Company and Original Investor and their respective Affiliates, officers, directors, managers, agents and members from and against any and all Losses (collectively, "Company Losses") arising out of, resulting from or based upon any breach of any representation, warranty, covenant or agreement of such Investor contained in this Agreement.

         (b) Notwithstanding the foregoing, no indemnification shall be required under Section 6.3(a) until the aggregate amount of Company Losses thereunder exceeds $2,000,000, after which each Investor shall be severally obligated (as provided in Section 6.3(a)) for the full amount of all Company Losses arising out of, resulting from or based upon any breach of any representation, warranty, covenant or agreement of such Investor (but not of any other Investor) contained in this Agreement; provided, however, that the foregoing limitation shall not apply with respect to any breach of any Fundamental Representation.

         6.4 Procedure for Indemnification - Third-Party Claims.

         (a) If any Person shall claim indemnification hereunder arising from any claim or demand of a third party, the party seeking indemnification (the "Indemnified Party") shall notify the party from whom indemnification is sought (the "Indemnifying Party") in writing of the same within thirty (30) days of receipt of such written assertion of a claim or liability including the basis for such claim or demand, setting forth the nature of the claim or demand in reasonable detail. Should the Indemnified Party fail to notify the Indemnifying Party within the time frame required above, the indemnity with respect to the subject matter of the required notice shall continue, but shall be limited to the damages that would have nonetheless resulted absent the Indemnified Party's failure to notify the Indemnifying Party in the time required above after taking into account such actions as could have been taken by the Indemnifying Party had it received timely notice from the Indemnified Party.

         (b) If any legal proceeding or action is brought by a third party against an Indemnified Party and the Indemnified Party gives notice to the Indemnifying Party pursuant to Section 6.4(a), the Indemnifying Party will be entitled to participate in such proceeding and, to the extent that it wishes, to assume the defense of such proceeding, if (i) the Indemnifying Party provides written notice to the Indemnified Party of its intention to undertake such defense and acknowledges that it will indemnify the Indemnified Party against all claims for indemnification resulting from or relating to such third party claim as provided in this Article VI, (ii) the Indemnifying Party furnishes evidence reasonably acceptable to the Indemnified Party that it has the financial resources to defend against the third party claim and to fulfill its indemnification obligations hereunder, and (iii) the Indemnifying Party conducts the defense of the third party claim actively and diligently with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall, in its sole discretion, have the right to employ separate counsel of its choosing in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by the Indemnified Party. If the Indemnifying Party assumes the defense of a proceeding, (A) no compromise or settlement of such claims may be effected by the Indemnifying Party without the Indemnified Party's consent unless (1) there is no finding or admission of any violation of law or any violation of the rights of any Person and no effect on any other claims that may be made against the Indemnified Party, and (2) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party, and (B) the Indemnified Party will have no liability with respect to any compromise or settlement of such claims effected without its consent, which consent shall not be unreasonably withheld or delayed.

         (c) If (i) notice is given to the Indemnifying Party of the commencement of any proceeding and the Indemnifying Party does not, within ten
(10) days after the Indemnified Party's notice is given, give notice to the Indemnified Party of its election to assume the defense of such proceeding, (ii) any of the conditions set forth in clauses (i) through (iv) of Section 6.4(b) is not satisfied at any applicable time, or (iii) the Indemnified Party determines in good faith that there is a reasonable probability that a proceeding may adversely affect it other than as a result of monetary damages for which it would be entitled to indemnification from the Indemnifying Party hereunder, the Indemnified Party will (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such claim; provided that the Indemnifying Party will reimburse the Indemnified Party promptly upon demand from time to time for the costs of defending against the third-party claim (including reasonable attorneys' fees and expenses) and the Indemnifying Party will remain responsible for any indemnifiable amounts arising from or related to such third party claim to the fullest extent provided in this Article
VI. The Indemnifying Party may elect to participate in such proceedings, negotiations or defense at any time at its own expense.

         6.5 Notice of Claim. If an Indemnified Party becomes aware of any breach of any of the representations or warranties of the Indemnifying Party hereunder or any other basis for indemnification under this Article VI (except as otherwise provided for under Section 6.4), the Indemnified Party shall notify the Indemnifying Party in writing of the same within forty-five (45) days after becoming aware of such breach or claim, specifying in detail the circumstances and facts which give rise to a claim under this Article VI. Should the Indemnified Party fail to notify the Indemnifying Party within the time frame required above, the indemnity with respect to the subject matter of the required notice shall continue, but shall be limited to the damages that would have nonetheless resulted absent the Indemnified Party's failure to notify the Indemnifying Party in the time required above after taking into account such actions as could have been taken by the Indemnifying Party had it received timely notice from the Indemnified Party.

         6.6 Exclusive Remedy. The rights accorded to the Indemnified Parties under this Article VI shall be the sole and exclusive rights and remedies exercisable by such parties with respect to any losses arising out of any breach of any representation, warranty, covenant or agreement set forth in this Agreement or any of the other Investment Documents, and no party hereto shall have any other remedy (whether at law, in equity or otherwise) against another party with respect thereto, all such other remedies hereby being waived to the greatest extent permitted by applicable law.

                                  ARTICLE VII

                                  MISCELLANEOUS

         7.1 Expenses. Original Investor will pay (or will cause the Company to pay), promptly upon demand therefor, up to $200,000 of the reasonable out-of-pocket costs and expenses incurred by the Investors that are documented to the Company's reasonable satisfaction (including the reasonable fees and expenses of counsel to the Investors) in connection with the transactions contemplated hereby.

         7.2 Entire Agreement/Amendment. This Agreement supersedes all previous contracts, and constitutes the entire agreement of whatsoever kind or nature existing between or among the parties respecting the subject matter contained herein and no party shall be entitled to benefits other than those specified herein. As between or among the parties, no oral statements or prior written material not specifically incorporated herein shall be of any force and effect. The parties specifically acknowledge that in entering into and executing this Agreement, the parties rely solely upon the representations and agreements contained in this Agreement and no others, except as otherwise expressly provided herein. All prior representations or agreements, whether written or verbal, not expressly incorporated herein are superseded and no changes in or additions to this Agreement shall be recognized unless and until made in writing and signed by all parties hereto. This Agreement may be executed in two or more counterparts, each and all of which shall be deemed an original and all of which together shall constitute but one and the same instrument. Except as may be otherwise specifically provided herein, no amendment, modification or waiver of, or consent to departure from, any provision of this Agreement shall be effective unless made in a writing signed by all of the parties hereto.

         7.3 Divisions and Headings. The divisions of this Agreement into sections and subsections and the use of captions and headings in connection therewith are solely for convenience and shall have no legal effect in construing the provisions of this Agreement.

         7.4 Gender and Number. Whenever the context of this Agreement requires, the gender of all words herein shall include the masculine, feminine and neuter, and the number of all words herein shall include the singular and plural.

         7.5 Severability. In the event any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason and in any respect, such invalidity, illegality, or unenforceability shall in no event affect, prejudice or disturb the validity of the remainder of this Agreement, which shall be and remain in full force and effect, enforceable in accordance with its terms.

         7.6 Governing Law and Venue. This Agreement shall be construed and enforced in accordance with the laws of the State of Tennessee without regard to its principles of conflicts of laws. Each party hereby irrevocably and unconditionally consents to venue in any state or federal court located in the City of Nashville, Tennessee (the "Nashville Courts") for any litigation arising out of or relating to this Agreement, and each party hereby waives any objection to the laying of venue of any such litigation in the Nashville Courts and agrees not to plead or claim in any Nashville Court that such litigation brought therein has been brought in an inconvenient forum. Each party hereby irrevocably and unconditionally consents to a Nashville Court applying Tennessee law to any litigation arising out of or relating to this Agreement.

         7.7 Benefit/Assignment. Subject to provisions herein to the contrary, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns. Each Investor may assign its rights under this Agreement to any Person in connection with any transfer of Purchased Units made pursuant to and in accordance with the terms of the Operating Agreement, and such rights may be further assigned in any subsequent transfer of such Purchased Units made pursuant to and in accordance with the terms of the Operating Agreement; provided that any such transferee may exercise those rights only to the extent that the transferring Investor would be entitled to exercise such rights, and such transferee shall be subject to all defenses and rights of set-off that would be available against the Investor from whom such transferee's rights arise. Neither HTI nor Original Investor may assign any of its rights or obligations under this Agreement without the prior written consent of the Investors. Except as expressly provided in Article VII, this Agreement is intended solely for the benefit of the parties hereto and is not intended to, and shall not, create any enforceable third party beneficiary rights.

         7.8 Waiver. Failure by any party to enforce any of the provisions hereof for any length of time shall not be deemed a waiver of its rights set forth in this Agreement. Such a waiver may be made only by an instrument in writing signed by the party sought to be charged with the waiver. No waiver of any condition or covenant of this Agreement shall be deemed to imply or constitute a further waiver of the same or any other condition or covenant, and nothing contained in this Agreement shall be construed to be a waiver on the part of the parties of any right or remedy at law or in equity or otherwise.

         7.9 Attorneys' Fees. In the event a party elects to incur legal expenses to enforce or interpret any provision of this Agreement by judicial proceedings, the prevailing party will be entitled to recover such legal expenses, including, without limitation, reasonable attorneys' fees, costs and necessary disbursements at all court levels, in addition to any other relief to which such party shall be entitled. The provisions of this Section 7.9 shall survive the Closing or earlier termination of this Agreement.

         7.10 Time. Time is of the essence with respect to all provisions of this Agreement.

         7.11 Business Day. Should any due date for performance hereunder fall on a Saturday, Sunday or legal holiday, then such performance shall be deemed timely if made on the first business day following such Saturday, Sunday or legal holiday.

         7.12 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. EACH PARTY HERETO

ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

         7.13 Notice. All notices given pursuant to this Agreement shall be in writing and shall be deemed effective when personally delivered, when received by telefax or overnight courier, or five (5) days after being deposited in the United States mail, with postage prepaid thereon, certified or registered mail, return receipt requested. For purposes of notice, the addresses of the parties shall be (i) as to HTI or Original Investor, One Park Plaza, P.O. Box 550, Nashville, Tennessee 37202-0550, Attention: Howard K. Patterson, and (ii) as to any Investor, such Investor's address as indicated on Schedule I, or in any case to such other address, and to the attention of such other person or officer, as any party may designate, with copies thereof to the respective counsel thereof as notified by such party.

         7.14 Schedules and Other Instruments. Each Schedule and Exhibit to this Agreement shall be considered a part hereof as if set forth herein in full. Any other provision herein to the contrary notwithstanding, all Schedules, Exhibits or other instruments provided for herein and not delivered at the time of execution of this Agreement or which are incomplete at the time of execution of this Agreement shall be delivered or completed within ten (10) days after the date hereof or prior to Closing, whichever is sooner; and it shall be deemed a condition precedent to the obligations of the party to whom such Schedule, Exhibit or other instrument is to be delivered hereunder that each such Schedule, Exhibit or other instrument shall meet with the approval of such party. If a party, in its sole discretion, determines that it should not consummate the transactions contemplated by this Agreement because of any information contained in a Schedule, Exhibit or other instrument that is delivered to such party after the execution of this Agreement, then such party may terminate this Agreement on or before Closing by giving written notice thereof to the other party or parties.

         7.15 Additional Assurances. The provisions of this Agreement shall be self-operative and shall not require further agreement by the parties except as may be herein specifically provided to the contrary; provided, however, at the request of a party, the other party or parties shall execute such additional instruments and take such additional actions as the requesting party may deem necessary to effectuate this Agreement.

         7.16 No Brokerage. The parties hereto represent to each other that no broker has in any way been contacted in connection with the transactions contemplated hereby. Each party agrees to indemnify the other parties from and against all loss, cost, damage or expense arising out of claims for fees or commissions of brokers employed or alleged to have been employed by such indemnifying party. The provisions of this Section 7.16 shall survive the Closing or earlier termination of this Agreement.

         7.17 Public Announcements. The parties agree that no party hereto shall release, publish or otherwise make available to the public in any manner whatsoever any information or announcement regarding the transactions herein contemplated without the prior written consent of all parties, except for information and filings reasonably necessary to be directed to governmental agencies to fully and lawfully effect the transactions herein contemplated or required in connection with securities and other laws.

         7.18 Waiver of Breach. The waiver by any party of a breach or violation of any provision of this Agreement shall not operate as, or be construed to constitute, a waiver of any subsequent breach of the same or any other provision hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                    HEALTHTRUST, INC.-THE HOSPITAL COMPANY



                                    By: /s/ Howard K. Patterson
                                        ----------------------------------------
                                    Title: VP
                                           -------------------------------------


                                    JV INVESTOR, LLC



                                    By: /s/ Howard K. Patterson
                                        ----------------------------------------
                                    Title: VP
                                           -------------------------------------



                                    INVESTORS:


                                    FIRST UNION MERCHANT BANKING 2000, LLC



                                    By: /s/ David F. Grams, Jr.
                                        ----------------------------------------
                                    Title: Principal
                                           -------------------------------------


                                    CAPITALSOURCE HOLDINGS LLC



                                    By: /s/
                                        ----------------------------------------
                                    Title: Senior Vice President, General
                                           Counsel
                                           -------------------------------------



                             (signatures continued)

                                    /s/ Charles A. Elcan
                                    -------------------------------------
                                    Charles A. Elcan


                                    /s/ Charles E. Crews
                                    -------------------------------------
                                    Charles E. Crews



       [Certain exhibits and schedules to this Exhibit have been omitted, but shall be furnished to the Commission upon request.]

                                   SCHEDULE I

                                    Investors

---------------------------------------------------------------------------------------------------------
          Name and Address of Investor           Number of Purchased Units        Purchase Price
          ----------------------------           -------------------------        --------------
---------------------------------------------------------------------------------------------------------
First Union Merchant Banking 2000, LLC                     23,500                 $23,500,000.00
One First Union Center, 5th Floor NC0732
301 South College Street
Charlotte, North Carolina 28288-0732
Attention: David F. Grams, Jr.
---------------------------------------------------------------------------------------------------------
CapitalSource Holdings LLC                                 8,000                   $8,000,000.00
1133 Connecticut Avenue, N.W. Suite 310
Washington, DC 20036
Attention: Mike Szwajkowski
---------------------------------------------------------------------------------------------------------
Charles A. Elcan                                           14,836                 $14,836,000.00
1034 Chancery Lane South
Nashville, Tennessee 37215
---------------------------------------------------------------------------------------------------------
Charles Crews                                              5,000                   $5,000,000.00
P.O. Box 5
Arrington, Tennessee 37014
---------------------------------------------------------------------------------------------------------